                                                                                     Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

     In connection with the Quarterly Report of Green Energy Holding Corp. (the "Company") on Form 10-QSB/A, amendment number 1 as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Dennis C. Murphy, Chief Executive Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                           /s/ Dennis C. Murphy
                                                                              Dennis C. Murphy, Chief Executive Officer

Dated: May 13, 2008